SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004


           Delaware                         Golden Spirit Mining Ltd.

         State or other jurisdiction of    (Exact name of registrant as
          incorporation or organization)     specified in its charter)

                                   52-2132622

                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada

                    (Address of principal executive offices)

                                    V6E 4N5

                                   (Zip Code)

                                 (604) 664-0484

              (Registrant's telephone number, including area code)


                          Golden Spirit Minerals Ltd.

         (Former name or former address, if changed since last report)

===============================================================================

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition of Assets.

On October 27, 2004, the Registrant finalized an agreement dated October 10, 2004 between the Registrant and Lee Holland ("Holland"), whereby Holland will transfer a ninety-percent (90%) ownership in 5 State of Alaska mining claims, on or around Ester Creek, which is located on the mineralized earthen dome structure called Ester Dome, some 8 miles north and west of Fairbanks, Alaska. Holland will retain a non-assessable, carried ten-percent (10%) interest.

Under the terms of the agreement to acquire its ninety-percent (90%) interest, the Registrant is required to:

(1) Issue Holland 100,000 restricted common shares of Golden Spirit Mining Ltd. (issued October 27, 2004)

(2) Issue a cheque in the amount of $2,000.00 USD to Holland within ten business days of signing the agreement (paid October 27, 2004).

(3) Issue four (4) additional cheques in the amount of $2,000.00 USD each commencing November 10, 2004 and continuing on the 10th of each month thereafter until the full $8,000.00 is paid.

The Registrant will be responsible for maintaining the claims in good standing.

SECTION 9.  EXHIBITS.


(c)  Exhibits

Exhibit No.     Description
-----------     -----------
10.01           Acquisition Agreement






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

				       	Golden Spirit Mining Ltd.

					/s/: Robert Waters
                                        ----------------------
DATED:  October 29, 2004		By:
					   Robert Klein, President